Exhibit 99.1

Broadridge Financial Solutions, Inc.
Investor Communication Solutions
Key Statistics
(volume and $ in millions)

Legend:
Type
RC	=	Recurring	— Low Volatility
ED	=	Event-Driven	— High Volatility

		2Q07	2Q08	Type
Proxy	Equities	$47.1	$47.1	RC
	Stock Record Position Growth	3.0%	-3.6%
	Pieces	29.6	31.5

	Mutual Funds	$34.2	$48.5	ED
	Pieces	33.2	45.3

	Contests/Specials	$6.7	$6.6	ED
	Pieces	4.4	4.6

	Total Proxy	$88.0	$102.2
	Total Pieces	67.2	81.4

Interims	Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$40.2	$48.3	RC
	Position Growth	6.0%	9.1%
	Pieces	83.7	93.9

	Mutual Funds (Supplemental Prospectuses) & Other	$38.0	$33.4	ED
	Pieces	84.4	65.9

	Total Interims	$78.2	$81.7
	Total Pieces	168.1	159.8

Transaction	Transaction Reporting	$68.5	$64.6	RC
Reporting

Fulfillment	Post-Sale Fulfillment	$27.0	$32.1	RC

	Pre-Sale Fulfillment	$13.1	$12.4	ED

	Total Fulfillment	$40.1	$44.5
Other	Other (1)	$11.3	$10.2	ED
Communications
	Total Net Revenue – Non-GAAP (2)	$286.1	$303.2

	Transfer price adjustment	1.0	—

	Total Net Revenue as reported – GAAP (2)	$287.1	$303.2

	Distribution Fees % of Total Net Revenue – Non-GAAP	52.1%	51.8%

(1)	Other includes pieces of 2.0M for 2Q08 and 2.9M for 2Q07 primarily related to corporate actions.
(2)	Revenue numbers include distribution fees.

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.
Securities Processing Solutions
Key Statistics
( $ in millions)

Legend:
Type
RC	=	Recurring	— Low Volatility
ED	=	Event-Driven	— High Volatility

		2Q07	2Q08	Type
Equity

Transaction-Based	Equity Trades	$67.4	$66.3	RC
	Trade Volume (Average Trades per Day in '000)	2,086	2,492

Non-Transaction	Other Equity Services	$40.2	$42.6	RC

	Total Equity	$107.6	$108.9

Fixed Income

Transaction-Based	Fixed Income Trades	$11.3	$12.4	RC
	Trade Volume (Average Trades per Day in '000)	186	216

Non-Transaction	Other Fixed Income Services	$5.7	$6.3	RC

	Total Fixed Income	$17.0	$18.7

	Total Net Revenue—Non-GAAP	$124.6	$127.6

	Transfer price adjustment	3.1	—

	Total Net Revenue as reported—GAAP	$127.7	$127.6

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.
Clearing and Outsourcing Solutions
Key Statistics
( $ in millions)

Legend:
Type
RC	=	Recurring	— Low Volatility
ED	=	Event-Driven	— High Volatility

		2Q07	2Q08	Type
Clearing	Margin Revenues	$7.8	$7.5	RC
	Average Margin Debits	$687.6	$923.0

	Clearing Fees/Other	$9.7	$12.8	RC
	Trade Volume (Average Trades per Day in '000)	24.0	48.7

Outsourcing	Outsourcing	$5.7	$4.4	RC
	# of Clients	3	5

	Total Net Revenue – Non-GAAP	$23.2	$24.7
	Transfer price adjustment	—	—

	Total Net Revenue as reported – GAAP	$23.2	$24.7

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.